                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                               [AMENDMENT NO. ___]


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  PH Group Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

    1) Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------
    5) Total fee paid:

       ------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
                              -------------------------------------------------

    2) Form, Schedule or Registration Statement No.:
                                                    ---------------------------

    3) Filing Party:
                    -----------------------------------------------------------

    4) Date Filed:
                  -------------------------------------------------------------

                                  PH GROUP INC.
                               2241 CITYGATE DRIVE
                              COLUMBUS, OHIO 43219

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD JUNE 4, 2001

          NOTICE is hereby given that the Annual Meeting of Shareholders of PH Group Inc., an Ohio corporation (the "Company"), will be held at 2241 CityGate Drive, Columbus, Ohio, on Monday, June 4, 2001, at 4:00 p.m., Eastern Time, to consider and take action on the following matters:

         (a) To elect three directors to hold office for a term of two years and two directors to hold office for a term of three years and until their successors are elected and qualified; and


         (b) To conduct such other business as may properly come before the meeting and any adjournments thereof.


         The Board of Directors has fixed the close of business on April 23, 2001, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. SHOULD YOU ATTEND IN PERSON, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                           By Order of the Board of Directors



                                           Charles T. Sherman
                                           President

May 10, 2001

                                  PH GROUP INC.
                               2241 CITYGATE DRIVE
                              COLUMBUS, OHIO 43219

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD JUNE 4, 2001


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PH Group Inc., an Ohio corporation (the "Company"), for use at the 2001 Annual Meeting of Shareholders of the Company and for any adjournments or postponements thereof (the "Annual Meeting"). The Annual Meeting is to be held at 2241 CityGate Drive, Columbus, Ohio at 4:00 p.m., Eastern Time, on Monday, June 4, 2001, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

         A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed. All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the shareholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted FOR the election as directors of the persons nominated by the Board of Directors. There is no cumulative voting in the election of directors. The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matter set forth in the Notice and described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the person named in the accompanying Proxy will vote on those matters in accordance with his best judgment. A shareholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its principal executive offices either a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting in person and expressing a desire to vote his or her shares in person.


         This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders, Proxy and Annual Report on Form 10-KSB (including financial statements) for the Company's fiscal year ended December 31, 2000, are being sent to shareholders on or about May 10, 2001.

                         VOTING SECURITIES, SOLICITATION

         Only shareholders of record of the Company's common stock ("Common Stock") at the close of business on April 23, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. As of the Record Date, there were outstanding and entitled to vote 1,981,148 shares of Common Stock ("Shares"). Each share of Common Stock is entitled to one vote upon all matters to be considered at the Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of votes which shareholders are entitled to cast at the Annual Meeting will constitute a quorum for the Annual Meeting. Under Ohio law, abstentions and broker non-votes are treated as present for the purpose of determining a quorum present at the Annual Meeting.

         Under Section 1701.55 of the Ohio Revised Code and the Company's Regulations, directors are elected by a plurality of the votes for the respective nominees. Therefore, proxies that are marked "Withhold Authority" will not affect the election of directors.

         The cost of soliciting Proxies, consisting of the printing, handling and mailing of the proxy card and related material, and the actual expense incurred by brokerage houses, custodians and fiduciaries in forwarding proxy materials to the beneficial owners of stock, will be paid by the Company. In addition to the use of the mails, Proxies may be solicited by officers, directors and regular employees of the Company by telephone, facsimile, electronic means, or in person. These persons will receive no extra compensation for their services. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of Proxies, and the Company will reimburse such persons for their expenses in so doing.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

THE COMPANY

         The following table sets forth information with respect to the number of shares of Common Stock beneficially owned as of April 10, 2001, by (i) all persons who were beneficial owners of five percent or more of the Company's Common Stock, (ii) the Company's executive officers named in the Summary Compensation Table below, and each director and nominee for director of the Company, and (iii) all current executive officers and directors as a group:

                                                           NUMBER OF SHARES            PERCENT
         NAME AND ADDRESS OF BENEFICIAL OWNER            BENEFICIALLY OWNED (1)      OF CLASS (1)
-------------------------------------------------------------------------------------------------
(I)      BENEFICIAL OWNERS OF MORE THAN 5% OF
         THE COMMON STOCK (OTHER THAN DIRECTORS,
         NOMINEES AND EXECUTIVE OFFICERS)

Phoenix Management, Ltd. (2)                                     382,500 (2)            17.8%
c/o Charles T. Sherman
2241 CityGate Drive
Columbus, Ohio 43219

(II)     DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

Charles T. Sherman (2)                                           422,442 (3)            20.5%

Bob Binsky (2)                                                   165,042 (4)             8.2%

Michael W. Gardner (2)                                            46,750 (5)             2.4%

Terry Sanborn                                                     28,750 (6)             1.4%

Thomas S. Golden                                                  25,800 (7)             1.3%

Kenneth P. Furlong                                                 9,913 (8)               *

(III)  ALL DIRECTORS AND EXECUTIVE OFFICERS
AS A GROUP (6 PERSONS)                                           981,197 (9)            35.8%
-------------------------------------------------------------------------------------------------

* Less than one percent.
(1) All information was determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission.
(2) The members ("Members") of Phoenix Management, Ltd. ("Phoenix"), an Ohio limited liability company, and their percentages of ownership in Phoenix, are Bob Binsky (28.5%), Michael W. Gardner (5%), Charles T. Sherman (31.667%) and FSW Investments LLC (3.167%). Includes (a) 215,000 Shares owned outright by Phoenix, (b) 67,500 Shares as to which Phoenix has the right to acquire (by virtue of assignment) but has yet to purchase under the agreements dated September 11, 1996, to purchase Shares from Lyman Brownfield, Candace Brownfield, Charlotte Brownfield (aka Charlotte Huddle), individually and as Trustee of the Candace Brownfield Trust, and Diane McBee (collectively, the "Brownfield Agreements"), and as to which Phoenix has the power to vote by proxy, and (c) 100,000 Shares as to which Phoenix has the right to acquire (by virtue of assignment) but has yet to purchase under the agreement, dated June 6, 1996, to purchase Shares from Paul M. Gillmor (the "Gillmor Agreement"). As to the 100,000 Shares covered by the Gillmor Agreement, Mr. Sherman has a shared power to vote by proxy; therefore, such 100,000 Shares are also reported as beneficially owned by Mr. Sherman individually. Each Member shares the power to vote or direct the voting and to dispose or direct the disposition of the 215,000 Shares owned by Phoenix by virtue of each Member being a member in Phoenix. Each of the Members also shares the power to vote or direct the voting of the 67,500 Shares as to which Phoenix has the power to vote by proxy. The Shares listed as beneficially owned by each Member individually are exclusive of the Shares such Member may be deemed to indirectly beneficially own by virtue of his membership interest in Phoenix.

(3) Mr. Sherman's address is c/o PH Group Inc., 2241CityGate Drive, Columbus, OH 43219. Includes (a) 238,342 Shares owned outright by Mr. Sherman, (b) 100 Shares owned jointly by Mr. Sherman and his wife as to which they share voting and dispositive power, and (c) 83,750 Shares subject to currently exercisable options. Also includes (a) 100,000 Shares with respect to which Mr. Sherman shares the power to vote by virtue of a proxy granted by Mr. Gillmor and (b) 75,310 shares subject to sale to Bob Binsky pursuant to a Stock Purchase Agreement dated February 28, 2001 ("Stock Purchase Agreement") (see also Note 4). Mr. Sherman's wife has sole voting and dispositive power with respect to 250 Shares reported as beneficially owned by Mr. Sherman. Mr. Sherman is a Member of Phoenix.

(4) Mr. Binsky's address is 3284 N. 29th Court, Hollywood, FL 33020. Includes 137,042 Shares owned outright by Mr. Binsky and 28,000 Shares subject to currently exercisable options. Does not include 75,310 Shares which Mr. Binsky has a right to purchase from Mr. Sherman pursuant to the Stock Purchase Agreement. Mr. Binsky is a Member of Phoenix.

(5) Mr. Gardner's address is c/o PH Group Inc., 2241 CityGate Drive, Columbus, OH 43219. Includes 500 Shares owned outright by Mr. Gardner, and 1,250 Shares jointly owned by Mr. Gardner and his wife as to which they share voting and dispositive power. Also includes 45,000 Shares subject to currently exercisable options. Mr. Gardner is a Member of Phoenix.
(6) Mr. Sanborn's address is 4817 East 88th Street, Bradenton, FL 34202. Includes 25,750 Shares which Mr. Sanborn owns outright, and 3,000 Shares subject to currently exercisable options.
(7) Mr. Golden's address is c/o PH Group Inc., 2241 CityGate Drive, Columbus, OH 43219. Includes 25,300 Shares owned outright by Mr. Golden and 500 Shares subject to currently exercisable options.
(8) Mr. Furlong's address is c/o PH Group Inc., 2241 CityGate Drive, Columbus, OH 43219. Includes 9,913 Shares owned outright by Mr. Furlong and 3,750 Shares subject to currently exercisable options.
(9) Includes all Shares reported as beneficially owned by Phoenix and all Shares reported as beneficially owned individually by the Members, except that the 100,000 Shares listed as beneficially owned by each of Phoenix and Mr. Sherman are included only once. Under the Operating Agreement of Phoenix which expires December 31, 2016 (a) the Shares owned by Phoenix are voted in accordance with the vote of a majority in interest of its Members, and (b) the Members are obligated to vote Shares owned by them individually in the same manner as the Shares voted by Phoenix.

                              ELECTION OF DIRECTORS

         A Board of five directors of the Company is to be elected at the Annual Meeting. IT IS MANAGEMENT'S RECOMMENDATION THAT THE ACCOMPANYING FORM OF PROXY BE VOTED FOR THE ELECTION AS DIRECTORS OF THE FIVE PERSONS NAMED BELOW, ALL OF WHOM ARE CURRENTLY DIRECTORS OF THE COMPANY EXCEPT FOR MR. GOLDEN. Messrs. Golden, Sanborn and Gardner are nominated to serve as directors for a two year term and Messrs. Sherman and Binsky are nominated to serve as directors for a three year term. The Board of Directors believes that the nominees named below are willing to serve as directors. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the Proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors.

         The following table sets forth information with respect to each nominee for director of the Company:

         NAME OF NOMINEE         AGE      POSITION AND OFFICES WITH THE COMPANY
-------------------------------------------------------------------------------
         Charles T. Sherman      55       Director, President
         Bob Binsky              61       Director
         Michael W. Gardner      50       Director, Senior Vice President
         Terry Sanborn           58       Director
         Thomas S. Golden        47       Senior Vice President - Operations

BUSINESS EXPERIENCE OF NOMINEES FOR DIRECTOR

         CHARLES T. SHERMAN has served as a director of the Company since 1987. Mr. Sherman was elected President of the Company in May 1996. From 1987 until 1996, Mr. Sherman served as Vice President of Operations of the Company and as President of PH Hydraulics and Automation, Inc., a subsidiary of the Company that was merged into the Company in 1996.

         BOB BINSKY has served as a director of the Company since 1993. Mr. Binsky has served as the Chief Development Officer of A Novo Broadband, Inc. (formerly known as Cable Link, Inc.), a company engaged in the distribution and servicing of cable and other electronic and telecommunications equipment, since August 2000. From July 1995 to August 2000, Mr. Binsky was Chairman of the Board of Cable Link, Inc., and from October 1994 to August 2000, he was the Chief Executive Officer of Cable Link, Inc. Mr. Binsky also serves as a director of A Novo Broadband, Inc.; Kahiki Foods, Inc., Columbus, Ohio; and is on the Advisory Board of Directors of Regional Reps Corp. of Cleveland, Ohio.

         MICHAEL W. GARDNER has served as a director of the Company since 1996. Since July 1998, Mr. Gardner has served as Senior Vice President of the Company. From 1996 until his election as Senior Vice President, Mr. Gardner served in various positions including Vice President Special Press Group of the Company and Vice President of Manufacturing of PH Hydraulics and Automation, Inc.

         TERRY SANBORN has served as a director of the Company since 1991. From 1993 to 1997, Mr. Sanborn served as Chief Operating Officer of Medex, Inc., a medical device manufacturing company, and serves on the Advisory Board of H&S Forest Products, Inc. Since his retirement from Medex, Inc. in 1997, Mr. Sanborn has been a business consultant and advisor.

         THOMAS S. GOLDEN has served as Senior Vice President - Operations of the Company since March 2000. Prior thereto, Mr. Golden was employed as Director of Manufacturing from January 1993 to August 1996 and as Director of Materials from August 1996 to March 2000 by HPM Corporation, a manufacturer of injection molding and die cast machines.

DIRECTOR COMPENSATION

         Non-employee directors receive a fee of $500 for each board meeting attended and $200 for each committee meeting attended, unless the director is a chair of the committee, in which case the fee is $450 per committee meeting attended. On January 21, 1998, the Board determined to increase the fees paid to non-employee directors by authorizing the issuance of $1,000 in shares of Common Stock to each non-employee director on the date of each annual meeting of shareholders. The non-employee directors are also eligible to receive options under the Company's 1997 Incentive Stock Option Plan (the "1997 Plan"). On the date of each annual meeting, an option covering 5,000 shares of Common Stock will be granted automatically to each person who is first elected as a non-employee director at such meeting. Each person who is first appointed as a non-employee director to fill a vacancy on the Board is automatically granted an option covering a number of shares of Common Stock equal to 5,000 multiplied by a fraction, the numerator of which equals the number of whole months remaining in the term for which the director is appointed and the denominator of which is 24. If a new director receives an option under the 1997 Plan and is not the beneficial owner of at least 1,000 shares of Common Stock as of the first annual meeting following his election or appointment, such director is required to exercise such option with respect to at least 1,000 shares of Common Stock on the date of such annual meeting, subject to compliance with all applicable laws, rules and regulations. In addition, an option will be granted automatically to each person whose term of office as a non-employee director expires on such date or continues through such annual meeting or who is re-elected for a subsequent term on such meeting date. The number of shares underlying these options is based upon the increase in the total income of the Company before taxes each year, and ranges from 0 to 3,000 shares of Common Stock. Each option granted to a non-employee director will have an exercise price equal to the fair market value of a share of Common Stock on the date of grant or with respect to options granted based on the Company's increase in total income before taxes, on the date of the annual meeting of shareholders of the Company occurring during the applicable Performance Year, as defined in the 1997 Plan. Each option is subject to the vesting schedule outlined in the 1997 Plan. Each option will lapse and cease to be exercisable upon the earliest to occur: (a) ten years from the grant date; (b) nine months after the option holder ceases to be a director because of death or disability;
(c) immediately upon resignation of the option holder as a director; and (d) one year after the option holder ceases to be a director for any reason other than death, disability or resignation. Other directors do not receive any compensation for their services as directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors held seven meetings during Fiscal 2000. All of the Company's current directors were in attendance at more than 75% of such meetings held while they were in office.


         The Board, as a whole, functions as the Compensation Committee and Nominating Committee, with Charles T. Sherman acting as Chairman. All actions of those Committees, if any, were taken in conjunction with Board meetings.


         The Nominating Committee recommends candidates to fill vacancies on the Board of Directors. The current purpose of the Nominating Committee is not to consider nominees recommended by shareholders. Instead, the Nominating Committee simply nominates directors to fill vacancies created from time to time on the Board of Directors.

         The Compensation Committee establishes the compensation of all employees and consultants of the Company, administers and interprets the 1997 Plan and takes any action that is permitted to be taken by a committee of the Board of Directors under the terms of such plan, including the granting of options.


         In accordance with its written charter adopted by the Board of Directors, after recommendations of management, the Audit Committee selects the firm to be employed by the Company as its independent auditors; consults with the firm so chosen to be the independent auditors with regard to the plan of audit; reviews, in consultation with the independent auditors, their report of audit, or proposed report of audit, and the accompanying management letter, if any, and consults with the independent auditors with regard to the adequacy of the internal accounting controls. A copy of the Committee's charter is attached hereto as Appendix A. A vacancy currently exists on the Committee. The current Audit Committee members are Bob Binsky and Terry L. Sanborn. Notwithstanding provisions of the charter requiring two meetings of the Committee each year, there was only one meeting of the Audit Committee during fiscal 2000.

AUDIT COMMITTEE REPORT

         The Audit Committee has not as yet reviewed or discussed the audited financial statements with management; discussed with the independent auditors the matters required to be discussed by Standards Board Standard 61; reviewed the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, nor discussed with the independent accountant the independent accountant's independence. Management determined that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for fiscal year 2000 for filing with the Securities and Exchange Commission. The information herein shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Securities Exchange Act of 1934.

                                            AUDIT COMMITTEE

                                            Terry L. Sanborn
                                            Bob Binsky



                               EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the current executive officers of the Company:

         NAME               AGE                           POSITION
--------------------------------------------------------------------------------
Charles T. Sherman          55                  President
Michael W. Gardner          50                  Senior Vice President
Thomas S. Golden            47                  Senior Vice President Operations
Kenneth P. Furlong          47                  Controller and Treasurer

         Biographical information with respect to Messrs. Sherman and Gardner, who are also directors of the Company, and Mr. Golden, who is a nominee for director, is presented above under "Business Experience of Nominees for Board of Directors." Information with respect to Mr. Furlong is presented below.

         Kenneth P. Furlong has been Controller and Treasurer of the Company since November 1997. From 1977 to 1997, Mr. Furlong was employed as Supervisor, Cost Accounting by The Marion Power Shovel Company, a manufacturer of surface mining equipment.

                             EXECUTIVE COMPENSATION

         The following table sets forth for the fiscal years ended December 31, 1998, 1999 and 2000, the compensation for services in all capacities to the Company of (i) the person who during fiscal 2000 served as chief executive officer of the Company, and (ii) the only executive officer of the Company who received over $100,000 in compensation during fiscal 2000 (the "Named Officer").

                                  SUMMARY COMPENSATION TABLE

     NAME AND         FISCAL                              OTHER ANNUAL          ALL OTHER
PRINCIPAL POSITION     YEAR     SALARY($)    BONUS($)    COMPENSATION($)   COMPENSATION($)(1)
---------------------------------------------------------------------------------------------
Charles T. Sherman     2000     $135,900       -0-             -0-              $27,854
President (CEO)        1999     $130,900       -0-             -0-              $27,854
                       1998     $165,000     $50,000         $25,000            $27,854

----------
(1) Represents premiums paid by the Company for an insurance policy on the life of Mr. Sherman in the face amount of $425,000 pursuant to a Split Dollar Agreement entered into on September 11, 1997.

STOCK OPTIONS

         There were no stock option grants made to the Named Officer during fiscal 2000.

AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND FISCAL YEAR-END OPTION VALUES

         The table below sets forth information with respect to the Named Officer concerning his exercise of options during Fiscal 2000 and the unexercised options held by him as of the end of such year.

                                                NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                                                     UNDERLYING             IN-THE-MONEY
                                                 UNEXERCISED OPTIONS           OPTIONS
                                                 AT FISCAL YEAR END      AT FISCAL YEAR END
               SHARES ACQUIRED      VALUE        (#) EXERCISABLE/        ($) EXERCISABLE/
   NAME        ON EXERCISE (#)    REALIZED ($)      UNEXERCISABLE         UNEXERCISABLE (1)
--------------------------------------------------------------------------------------------
Charles T.          -0-              -0-             83,750/0                   0/0
Sherman

----------
(1) Based upon the fair market value of the Company's Shares on December 31, 2000 ($.0625).

EMPLOYMENT CONTRACTS

         Charles T. Sherman entered into an Employment Agreement with the Company effective January 23, 1997 (the "Employment Agreement") whereby Mr. Sherman agreed to be employed by the Company as its President and Chief Executive Officer for a term ending December 31, 2001, continuing thereafter on a year-to-year basis until terminated by either party upon six months notice prior to December 31 of the year in which such party intends to have the agreement terminate. The Employment Agreement was subsequently amended to extend the term to December 31, 2003. Mr. Sherman is to receive a salary of $150,000 per year which may be increased or decreased by the Board of Directors (but not below $150,000 per year), such annual bonus as the Board deems appropriate, and such employee benefits as are generally available to all executives of the Company. If Mr. Sherman's employment is terminated for any reason other than for "cause", his voluntary resignation, his death or his disability, Mr. Sherman will continue to receive his base salary in effect at such time until the earlier of the start of Mr. Sherman's employment with another employer, or 12 months from the date of such termination; provided, that if Mr. Sherman's new employment results in an annual base salary less than the annual base salary he received at the time of termination of his employment with the Company, the monthly difference (net of applicable taxes, if any) will be paid by the Company to Mr. Sherman for any month that he was so employed during the period of 12 months from the date of termination of his employment with the Company. If Mr. Sherman's employment is terminated for "cause" (as defined in the Employment Agreement) or if he voluntarily resigns, his salary and benefits will immediately cease. If Mr. Sherman's employment is terminated by reason of his death or disability, his salary, benefits and other payments (not required by statute to continue) will cease; however, the Company will provide such health, dental and similar insurance or benefits as were being provided to Mr. Sherman, immediately before such termination of employment, to Mr. Sherman or his family for a period of 12 months on the same terms and conditions. The terms of any then-existing benefit plan or stock option plan concerning the effect of a termination of employment will control the benefits or stock options covered thereby. Pursuant to the terms of the Employment Agreement, Mr. Sherman was granted an option to purchase 12,500 Shares for $1.36 per share, the average of the closing bid and asked prices of the Shares on January 23, 1997 (as adjusted for the 5-for-4 stock split distributed on January 2, 1998). The Employment Agreement provides that Mr. Sherman, during the term of employment and for three years thereafter, will not compete with the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. To the Company's knowledge, based solely on a review of the Forms 3, 4 and 5 submitted to the Company during and with respect to fiscal 2000, the following persons filed Forms 5 but failed to file such forms on a timely basis: Charles T. Sherman reported purchases aggregating 6,975 shares; Kenneth Warren, Company counsel, reported the issuance to him by the Company of 250 shares; Terry Sanborn and Bob Binsky, outside directors, reported the issuance to each of them of 250 shares as directors fees; Thomas Golden reported a purchase of 300 shares from the Company's Stock Purchase Plan; Michael W. Gardner reported a 10,000 share stock option grant awarded in February 1999, and Kenneth Furlong reported purchases of 2,784 shares from the Company's Stock Purchase Plan. Mr. Golden failed to file a Form 3 at the time of his election to office. He owned no shares at such time.

                             INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Company agreed to dismiss, effective November 29, 2000, the accounting firm of Deloitte & Touche LLP ("D&T"), which had served as independent public accountants for the Company from July 21, 1998 to and until November 29, 2000. At the same time, the Company appointed the accounting firm of GBQ Partners LLC ("GBQ") to serve as independent public accountants for the Company effective December 1, 2000.

         The report of D&T on the financial statements for the fiscal year ended December 31, 1999 and the report of GBQ on the financial statements for the fiscal year ended December 31, 2000 contained no adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles. However, both reports included a comment regarding the uncertainty related to the Company's ability to continue as a going concern.

         There were no disagreements between the Company and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the fiscal year ended December 31, 1999, or in the interim period of January 1, 2000 through November 29, 2000, which disagreements, if not resolved to the satisfaction of D&T would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

         GBQ has been retained as the Company's independent accountants for the 2001 fiscal year. A representative of GBQ is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions of shareholders.

AUDIT FEES


         The aggregate fees billed by GBQ for professional services rendered for the audit of the Company's annual financial statements for fiscal 2000 and the reviews of the financial statements included in the Company's Forms 10-QSB for fiscal 2000 by D&T were $60,000.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Neither GBQ nor D&T rendered any professional services to the Company in 2000 with respect to financial information systems design and implementation.

ALL OTHER FEES

         There were no fees billed for professional services by GBQ or D&T other than the services covered above, for fiscal 2000.

         The Board of Directors has considered the provision of the services described above and determined that the provision of such services is compatible with maintaining the independence of GBQ. None of the hours expended in GBQ's engagement to audit the Company's financial statements for fiscal 2000 was attributable to work performed by persons other than its full-time, permanent employees.

                                 OTHER BUSINESS

         The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the meeting. If, however, any other matters are properly brought before the meeting, it is intended that the person named in the enclosed Proxy will vote the shares represented thereby in accordance with his best judgment.

                            SHAREHOLDER PROPOSALS FOR
                     PROXY STATEMENT FOR NEXT ANNUAL MEETING


         Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. To be included in the proxy statement for the Company's next Annual Meeting of Stockholders, stockholder proposals must be received by the Company at its principal executive office no later than January 21, 2002 and must otherwise comply with the requirements of Rule 14a-8. All notices of proposals by stockholders, whether or not to be included in the Company's proxy materials, should be sent to the Secretary of the Company at 2242 CityGate Drive, Columbus, Ohio 43219.


                                             By order of the Board of Directors



                                             Charles T. Sherman
                                             President

 Dated:  May 10, 2001

                                                                      APPENDIX A


                               BOARD OF DIRECTORS
                                       OF
                                 PH GROUP, INC.

                            AUDIT COMMITTEE CHARTER

The Board of Directors of PH Group, Inc. recognizes the primacy of its accountability to shareholders. To aid the Board of Directors in meeting its governance responsibilities, it has established the Audit Committee. It is to be the Board's principal agent in assuring the independence of the Company's external accountants, the integrity of management, and the adequacy of disclosures to shareholders. The duties and responsibilities of the Audit Committee are outlined in this charter.

ARTICLE I. General Guidelines
Section 1. Size and Term of Appointment. The Audit Committee shall consist of not fewer than three independent directors. The Chairman of the Board of Directors shall appoint one of the three independent directors Chairperson. The term of appointment shall be at the discretion of the Board of Directors, but to maintain continuity while bringing a fresh perspective to the work of the Committee, a new member shall be appointed bi-annually.

Section 2. Meetings. The Committee shall meet at least twice during the year. Special meetings shall be called as circumstances require. One of the meetings held should be a private meeting with the independent public accountant.

The Committee shall meet regularly with the Company's general counsel, and outside counsel when appropriate, to discuss legal matters that may have a significant impact on the Company's financial statements.

Section 3. Attendance. Because each member is expected to be an active participant, all Audit Committee members are to be present at all meetings.

Section 4. Reporting to the Board of Directors. The Committee shall report its activities to the full Board on a regular basis, such as after each meeting, so that the Board is kept current. Minutes of each meeting are to be prepared and distributed to Committee members and Company directors.

ARTICLES II. Duties of the Audit Committee
Section 1. General. The Audit Committee needs to be informed and vigilant. It must be given resources and authority adequate to discharge its responsibilities. It must take steps to improve corporate governance and the quality of financial information provided to investors.

Section 2. Specific Responsibilities.
        1. INDEPENDENT PUBLIC ACCOUNTANTS.
           a. A primary responsibility of the Committee shall be the selection of an independent public accountant. Management shall propose the actual selection, with confirmation by the Audit Committee. The selection of the independent public accountant may be based on the following:

               - Opinions on the performance of the public accounting firm by management and the Company's Controller or Internal Auditor.
               - The proposed audit fee and the independent public accountant's engagement letter; also explanation for fee changes.
               - The expected level of participation by the partner and other management personnel in the audit examination, the mix of skills and experience of the staff, and staff rotation policy.
               - If a new public accounting firm if being considered, the steps planned to ensure a smooth and effective transition.
               - The report of the public accounting firm's latest peer review conducted pursuant to a professional quality control program.
               - Any significant litigation problems or disciplinary actions by the SEC or others.
               - The public accounting firm's credentials, capabilities, and reputation and a list of clients in the same industry and geographical area.

          b. The Committee shall communicate to management and the independent public accountant the following:
               - The Board of Directors, as the shareholders' representative, is the auditor's client.
               -   The Board of Directors will expect that management and the independent public accountant perform a timely analysis of significant financial reporting issues and practices.
               - The Audit Committee, together with the full Board, will expect that the Company's management and the independent public accountant deliver their candid views about the most appropriate accounting principles and estimates (not just their acceptability), and the clarity of the related disclosures of financial information that the Company reports publicly.

          c. The Committee shall review with the independent public accountant their annual audit plans. The Committee shall inquire as to the extent to which the planned audit scope can be relied upon to detect fraud or weaknesses in internal controls. If another public accounting firm is to be used during the annual audit or for special projects, the Committee shall be given justification for the additional work as well as understand the scope of the engagement.

          d. A post-audit review by the Committee should encompass the following:
               - Obtain from management explanations for all significant variances in the financial statements between years. The Committee shall then determine whether the data is consistent with the Management's Discussion and Analysis (MD&A) section of the annual report.
               - Request an explanation from management and the independent public accountant of changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, Securities and Exchange Commission and other regulatory bodies, that have an effect on the financial statements.

               - Inquire about the existence and substance of any significant accounting accruals, reserves, or estimates made by management that had a material impact on the financial statements.
               - Inquire about any significant financial reporting issues discussed during the accounting period, and if so, how they were resolved.
               - Discuss with the independent public accountant and management their qualitative judgments about the appropriateness of accounting principles and financial disclosure practices used or proposed to be adopted by the Company. Specifically, discuss the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.
               - Discuss the independent public accountant's reasoning in determining the appropriateness of changes in accounting principles and disclosure practices. Further, discuss his reasoning for the accounting principles and disclosure practices adopted for new transactions or events.
               - Discuss the independent public accountant's reasoning in accepting or questioning significant estimates made by management.
               - Discuss the independent public accountant's views about how the Company's choices of accounting principles and disclosure practices may affect shareholders and the public's views and attitudes about the Company
               - Meet privately with the independent public accountant to request his opinion on various matters including the quality of financial and accounting personnel and the accounting staff.
               - Ask the independent public accountant what his greatest concerns were, and if he believes anything else should be discussed with the Committee that has not yet been raised or covered.
               - Review the letter of management representations given to the independent public accountant, and inquire whether he encountered any difficulties in obtaining the letter or any specific representations therein.
               - Discuss with management and the independent public accountant the substance of any significant issues raised in-house and outside counsel concerning litigation, contingencies, claims or assessments. The Committee should understand how those matters are reflected in the Company's financial statements.
               - Determine the open years on federal income tax returns and whether there are any significant items that have been or might be disputed by the IRS, and inquire as to the status of the related tax reserves.
               - Review with management the MD&A section of the annual report and ask the extent to which the independent public accountant reviewed the MD&A section. The Committee shall inquire of the independent public accountant if the other sections of the annual report to shareholders are consistent with the information reflected in the financial statements.
               - Consider whether the independent public accountant should meet with the full board to discuss any matters relative to the financial statements and to answer any questions that other directors may have.

     2. ISSUES REQUIRING COMMITTEE ATTENTION. The Committee shall instruct the independent public accountant and the Company's Controller or Internal Auditor that the Committee must be informed of any issues that require the Committee's attention.

     3. INFORMATION SYSTEMS. The Committee shall discuss with the Company's Controller or Internal Auditor and the independent public accountant the plan for review of the Company's information system, including procedures and controls. In addition, the Committee will inquire as to the specific security programs to protect against computer fraud or misuse from both internal and external sources.

     4. OFFICER EXPENSES AND PERQUISITES. The Committee shall review in-house policies and procedures for regular review of officers' expenses and perquisites, including any use of corporate assets, inquire as to the results of the review, and, if appropriate, review a summarization of the expenses and perquisites of the period under review.

     5. EXPAND KNOWLEDGE OF COMPANY OPERATIONS. All Audit Committee members will make expanding their knowledge of Company operations a priority to increase their effectiveness on the Committee.

PROXY                                                                      PROXY

                                  PH GROUP INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Charles T. Sherman, with full power of substitution, as proxy for the undersigned, and hereby authorizes him to represent and to vote, as designated below, all of the shares of Common Stock of PH Group Inc. held of record by the undersigned on April 23, 2001, at the Annual Meeting of Shareholders to be held on June 4, 2001, or any adjournment thereof, with all the power the undersigned would possess if present in person.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ELECT ALL NOMINEES LISTED ON THE REVERSE SIDE.

           (Continued, and to be dated and signed, on the other side)

--------------------------------------------------------------------------------

                                 PH GROUP INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

[                                                                              ]

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ALL NOMINEES NAMED BELOW

1. TO ELECT AS DIRECTORS THE NOMINEES NAMED BELOW FOR TERMS    For   Withhold  For All    In his discretion, the proxy is authorized
   OF TWO YEARS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED.   All      All    Except     to vote upon such other business as may
                                                                                          properly come before the Annual Meeting of
NOMINEES: 01-Michael W. Gardner, 02-Thomas S. Golden,          [ ]      [ ]      [ ]      Shareholders or any adjournment thereof.
          03-Terry Sanborn
                                                                                          The undersigned hereby acknowledges
TO ELECT AS DIRECTORS THE NOMINEES NAMED BELOW FOR A TERM                                 receipt with this Proxy of a copy of the
OF THREE YEARS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED.                               Notice of Annual Meeting and Proxy
                                                                                          Statement dated May 10, 2001 and a copy of
NOMINEES: 01-Bob Binsky, 02-Charles T. Sherman                                            the Company's 2000 Annual Report to
                                                                                          Stockholders
(INSTRUCTIONS: To withhold authority to vote for any individual
nominee, strike a line through the nominee's name listed above.)                          Dated:                              , 2001
                                                                                                ------------------------------

                                                                                          ------------------------------------------
                                                                                                          (Signature)

                                                                                          ------------------------------------------
                                                                                                  Signature (if held jointly)

                                                                                          IMPORTANT: Please sign exactly as name or
                                                                                          names appear to the left. When shares are
                                                                                          held by joint tenants, both should sign.
                                                                                          When signing as attorney, executor,
                                                                                          administrator, trustee or guardian, please
                                                                                          give full title as such. Corporations
                                                                                          should sign in their full corporate name
                                                                                          by their president or other authorized
                                                                                          officer. If a partnership or other entity,
                                                                                          please sign in partnership or other entity
                                                                                          name by an authorized person. PLEASE MARK,
                                                                                          SIGN, DATE AND RETURN THE PROXY CARD
                                                                                          PROMPTLY USING THE ENCLOSED ENVELOPE.

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                              FOLD AND DETACH HERE

                            YOUR VOTE IS IMPORTANT.